(j)(2)

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Voya Partners, Inc.

We consent to the use of our reports dated February 26, 2014, incorporated herein by reference, for VY American Century Small-Mid Cap Value Portfolio, VY Baron Growth Portfolio, VY Columbia Contrarian Core Portfolio, VY Columbia Small Cap Value II Portfolio, Voya Global Bond Portfolio, VY Invesco Comstock Portfolio, VY Invesco Equity and Income Portfolio, VY JPMorgan Mid Cap Value Portfolio, VY Oppenheimer Global Portfolio, VY PIMCO Bond Portfolio, VY Pioneer High Yield Portfolio, VY T. Rowe Price Diversified Mid Cap Growth Portfolio, VY T. Rowe Price Growth Equity Portfolio, VY Templeton Foreign Equity Portfolio, Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2015 Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, and Voya Solution 2055 Portfolio (formerly, ING American Century Small-Mid Cap Value Portfolio, ING Baron Growth Portfolio, ING Columbia Contrarian Core Portfolio, ING Columbia Small Cap Value II Portfolio, ING Global Bond Portfolio, ING Invesco Comstock Portfolio, ING Invesco Equity and Income Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Oppenheimer Global Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, ING Solution Aggressive Portfolio, ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio, ING Solution Moderately Conservative Portfolio, ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio, and ING Solution 2055 Portfolio, respectively), each a series of Voya Partners, Inc. (formerly, ING Partners, Inc.), and to the use of our report dated February 19, 2014, incorporated herein by reference, for Voya Fidelity® VIP Contrafund® Portfolio, Voya Fidelity® VIP Equity-Income Portfolio, and Voya Fidelity® VIP Mid Cap Portfolio (formerly, ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, respectively), each a series of Voya Partners, Inc. (formerly, ING Partners, Inc.), and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

We also consent to the use of our report dated February 24, 2014, incorporated herein by reference, for Voya Index Solution Income Portfolio, Voya Index Solution 2015 Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, and Voya Index Solution 2055 Portfolio (formerly, ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2050 Portfolio, and ING Index Solution 2055 Portfolio, respectively), each a series of Voya Partners, Inc. (formerly, ING Partners,

Inc.), and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

Boston, Massachusetts

April 25, 2014